EXECUTION COPY

MUTUAL RELEASE AGREEMENT

This Mutual Release Agreement (the "Mutual Release Agreement" or "Agreement") is executed as of this 31st day of March 2003, by and between Florida Public Utilities Company, a corporation incorporated under the laws of the state of Florida  (“FPUC”), Lake Worth Generation, LLC, a limited liability company organized under the laws of the State of Delaware (“LWG”), The City of Lake Worth, a municipality located within the State of Florida  (the “City”) and The AES Corporation, a corporation incorporated under the laws of the State of Delaware (“AES”).

R E C I T A L S

WHEREAS, on July 21, 2000, FPUC and LWG entered into that certain Gas Transportation Agreement for the transportation by FPUC of natural gas (the “Transportation Agreement”); and

WHEREAS, as required by the Transportation Agreement, LWG secured the performance of certain of LWG’s obligations under the Transportation Agreement by causing the Fleet National Bank (“Fleet Bank”) to issue its letter of credit No. 1S1280134 dated July 6, 2001, as amended August 28, 2001, October 23, 2001 and December 13, 2002 (the “Letter of Credit”) in favor of FPUC; and

WHEREAS, pursuant to the terms of the Transportation Agreement, FPUC constructed certain pipeline facilities (the “LWG Lateral”) from its system to a delivery point designated by LWG; and

WHEREAS, the LWG Lateral was intended to supply natural gas, pursuant to the terms of the Transportation Agreement, to a power generation project being developed by LWG (the “Project”); and

WHEREAS, LWG informed FPUC that LWG would not be able to complete the development of the Project; and

WHEREAS, LWG initially proposed to assign the Transportation Agreement to the City and the City initially expressed interest in assuming such agreement, but such assignment did not ultimately occur; and

WHEREAS, on December 31, 2002, FPUC, LWG, and the City executed that certain forbearance agreement (the "Initial Forbearance Agreement"), in which FPUC agreed to forbear from terminating the Transportation Agreement and drawing on the Letter of Credit if the City and FPUC executed a new, modified natural gas transportation agreement (the "New Transportation Agreement") by February 21, 2003 (the “Initial Forbearance Date”); and

WHEREAS, the parties to the Initial Forbearance Agreement executed an amendment thereto as of February 19, 2003 (the Initial Forbearance Agreement, as amended, the "Forbearance Agreement"), in which, among other things, they established a revised forbearance date of March 31, 2003 (the "Forbearance Date"); and

WHEREAS, AES executed a letter dated February 25, 2003 stating that if certain events occurred pursuant to the Forbearance Agreement, AES would refrain from taking certain actions; and

WHEREAS, the Forbearance Agreement provided that in the event that a New Transportation Agreement was executed by the City and FPUC, the following would occur:  (i) FPUC would make a partial draw on the Letter of Credit in the amount of $3,393,813.71; (ii) the balance of the Letter of Credit in the amount of $2,096,635.29 would be released;  (iii) the parties to the Forbearance Agreement would recognize the termination of the Transportation Agreement; and (iv) the parties to the Forbearance Agreement and AES would execute this Mutual Release Agreement providing for the mutual release of all claims arising from the Transportation Agreement; and

WHEREAS, on the date hereof, the City and FPUC executed the New Transportation Agreement which conforms to and satisfies the terms of the Forbearance Agreement; and

WHEREAS, the Escrow Agent (as defined below) has agreed to execute the “Joinder by Escrow Agent” attached to this Agreement (the “Joinder Agreement”) to confirm the Escrow Agent's willingness to perform certain tasks set forth in section 3 of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties, the parties agree as follows:

1.  Recitals Adopted. All of the above recitals are incorporated herein by reference.

2.  Acceptance of Procedure.  FPUC, LWG, the City and AES agree and confirm that the procedure as specified in section 3 of this Agreement for accomplishing (i) the partial draw on the Letter of Credit by FPUC; (ii) the release of the balance of the Letter of Credit; and (iii) the return of the original Letter of Credit to Fleet Bank conforms to section 7 of the Forbearance Agreement.

3.  Partial Draw on Letter of Credit and Return of Letter of Credit to LWG.

a.

FPUC and LWG agree that Kenneth Dodge, Esquire of Lewis, Longman and Walker (hereafter the “Escrow Agent”) shall serve as escrow agent and the Escrow Agent hereby agrees to facilitate and coordinate the delivery of documents as described in this section 3.

b.

The parties agree that Richard J. Miller, Esquire of Edwards & Angell, LLP, counsel for the City (the “City’s Counsel”), shall take and retain custody of all original copies of the New Transportation Agreement executed by FPUC and the City, including all counterparts, immediately upon execution, and that the City’s Counsel shall release an executed original copy of the New Transportation Agreement to each of FPUC and the City only after the Escrow Agent has confirmed to the City’s Counsel, in the manner described below, that the Escrow Agent has delivered the Termination Letter to Fleet Bank.

c.

Promptly upon the execution of this Agreement by FPUC, LWG, the City and AES and the Joinder Agreement by the Escrow Agent, FPUC shall deliver to the Escrow Agent (i) a drawing certificate executed by FPUC, authorizing a draw by FPUC on the Letter of Credit in the amount of $3,393,813.71 in the form prescribed by the Letter of Credit (except to the extent that any non-conformance has been waived by LWG), and as attached hereto as Exhibit “A” (the "Drawing Certificate"); (ii) a sight draft executed by FPUC as prescribed by the Letter of Credit in the amount of $3,393,813.71, in the form attached hereto as Exhibit "B" (the “Sight Draft”), (iii) a termination letter executed by FPUC providing notice of the termination of the Letter of Credit, in the  form attached hereto as Exhibit "C" (the "Termination Letter"),  and (iv) the original Letter of Credit.  LWG waives any objection to the form of the Drawing Certificate resulting from the omission of the following sentence: “A drawing by the Company of the full stated amount of the letter of credit due to LWG's failure to extend the letter of credit five days prior to the expiration of the letter of credit .” and shall so notify Fleet Bank in writing.

d.

Once the Escrow Agent receives the documents enumerated in section 3(c) above, the Escrow Agent shall cause the hand delivery of the following on April 1, 2003: (i) the original executed Drawing Certificate, (ii) the original executed Sight Draft, (iii) a written request that Fleet Bank provide the Federal wire tracking number relating to the draw pursuant to the Drawing Certificate and the Sight Draft to both FPUC and the Escrow Agent as soon as it is available, in the form attached hereto as Exhibit D (the “Fleet Bank Letter”), and (iv) the original Letter of Credit, which Fleet Bank will stamp so as to reflect the partial draw and return to the Escrow Agent's designee pending receipt of the Termination Letter.

e.

The Escrow Agent shall hold the executed Termination Letter and the original Letter of Credit in escrow until he has received written confirmation from FPUC by a fax, delivered to a fax number that the Escrow Agent shall designate, that FPUC has received the funds requested pursuant to the Drawing Certificate and the Sight Draft (the “Confirmation”).  Immediately upon receipt of the Federal wire tracking number from Fleet Bank as requested in the Fleet Bank Letter, FPUC shall contact its bank in order to obtain the Confirmation. Immediately upon receipt of the Confirmation, FPUC shall notify the Escrow Agent in writing, by a fax delivered to a fax number that the Escrow Agent shall designate, of such receipt. FPUC shall provide copies of the Confirmation to the City and LWG by fax.  Immediately following receipt of a copy of the Confirmation, the Escrow Agent shall cause the original executed Termination Letter and the stamped original Letter of Credit to be delivered by hand to Fleet Bank.  Immediately upon delivering the original Termination Letter and the stamped original Letter of Credit to Fleet Bank, the Escrow Agent shall furnish copies of (i) the stamped original Letter of Credit and (ii) the executed Termination Letter, to LWG, to City’s Counsel, and to FPUC by fax. Upon receipt of a copy of the executed Termination Letter from the Escrow Agent, the City’s Counsel shall release an original executed copy of the New Transportation Agreement to each of FPUC and the City.

4.

 Effect of Receipt of Partial Draw and Termination of Transportation Agreement.

FPUC, LWG, the City and AES hereby acknowledge and agree that upon receipt by FPUC of the funds from Fleet Bank in FPUC’s account, in the amount of the partial draw requested pursuant to the Drawing Certificate and the Sight Draft, (i) FPUC shall have no further rights under or claims pursuant to the Letter of Credit, (ii) the Transportation Agreement shall be deemed terminated, and  (iii) each of FPUC, LWG, and the City individually shall have no further obligations under said Transportation Agreement.

5.

Mutual Release.  Subject only to the receipt by FPUC of the funds from the partial draw requested pursuant to the Drawing Certificate and the Sight Draft and the delivery to Fleet Bank of the executed Termination Letter and the original Letter of Credit, all as provided in section 3 above:

a.

FPUC does hereby unconditionally and irrevocably release, cancel, forgive and forever discharge LWG, the City, and AES from any and all actions, claims, demands, damages, obligations and liabilities, of any kind or nature whatsoever, whether known or unknown, which have arisen, or may have arisen, or shall arise by reason of the terms, conditions, rights, and obligations of the Transportation Agreement.

b.

 LWG does hereby unconditionally and irrevocably release, cancel, forgive and forever discharge FPUC, the City, and AES from any and all actions, claims, demands, damages, obligations and liabilities, of any kind or nature whatsoever, whether known or unknown, which have arisen, or may have arisen, or shall arise, by reason of the terms, conditions, rights, and obligations of the Transportation Agreement.

c.

The City does hereby unconditionally and irrevocably release, cancel, forgive and forever discharge FPUC, LWG, and AES from any and all actions, claims, demands, damages, obligations and liabilities, of any kind or nature whatsoever, whether known or unknown, which have arisen, or may have arisen, or shall arise, by reason of the terms conditions, rights, and obligations of the Transportation Agreement.

d.

AES does hereby unconditionally and irrevocably release, cancel, forgive and forever discharge FPUC, the City, and LWG from any and all actions claims, demands, damages, obligations and liabilities, of any kind or nature whatsoever, whether known or unknown, which have arisen, or may have arisen, or shall arise by reason of the terms, conditions, rights, and obligations of the Transportation Agreement.

6.

Governing Law.  The interpretation and performance of this Agreement shall be in accordance with the laws of the State of Florida without regard to the conflicts of law rules of such State. The Parties agree that the appropriate venue for the filing of any judicial action relating to claims arising from this Agreement shall be in Palm Beach County, Florida.  The Parties agree to abide by all applicable anti-money laundering  laws.

7.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.

Miscellaneous.

a.

All documents to be delivered pursuant to this Agreement may be delivered either in person to a signatory hereto or via facsimile or established overnight courier service to the party’s address and/or fax number specified below:

For AES:

The AES Corporation

Attention: Ashley A. Meise, Esq.

1001 19th Street N

20th Floor

Arlington, Virginia 22209

Telephone: 703-292-0817

Facsimile: 703-528-4510

For LWG:

Brian P. Chatlosh

The AES Corporation

70  Walnut Street

Wellsley Hills, Massachusetts 02481

Telephone:

781-239-8137

Facsimile:

781-239-8223

For the City:

A.E. Van Dever, Jr.

Assistant City Manager and Utilities Director

City of Lake Worth

1900 Second Avenue North

Lake Worth, Florida 33461

Facsimile:

561-586-1702

For FPUC:

C. L. Stein

Chief Operating Officer and Senior Vice President

Florida Public Utilities Company

401 South Dixie Highway

West Palm Beach, Florida 33410

Facsimile:

561-833-8562

For the Escrow Agent:

Kenneth Dodge, Esquire

Lewis, Longman and Walker

1700 Palm Beach Lakes Boulevard, Suite 1000

West Palm Beach, Florida 33401

Telephone:

561-640-0820

Facsimile:

561-640-8202

For the City’s Counsel:

Richard J. Miller, Esquire

Edwards & Angell, LLP

One North Clematis Street, Suite 400

West Palm Beach, Florida 33401

Telephone:

561-820-0274

Facsimile:

561-655-8719

For Fleet Bank:

Mr. Edward T. Roach

Fleet National Bank

Fleet Global Trade Operations/Energy

1 Fleet Way (Pod A) Floor 2

Scranton, Pennsylvania 18507-1999

Telephone:

570-330-4312

Facsimile:

570-330-3573

b.

This Agreement contains the entire agreement of the parties.  No agreement to modify this Agreement shall be effective unless in writing and executed by all parties hereto.

c.

This Agreement is binding on and inures to the benefit of the parties and their respective successors and authorized assigns.  Whenever the context requires, the singular includes the plural, and the masculine includes the feminine and neuter.

       d.

The headings in this Agreement are used for convenience of reference only, and shall not be used to interpret this Agreement.

e.

All fees and expenses associated with the services of the Escrow Agent will be shared equally by LWG and the City.

IN WITNESS WHEREOF, the parties hereto have executed, or caused this Mutual Release Agreement to be duly executed by their respective authorized officers or representative officials, as of the day and year first above written.

[SIGNATURES APPEAR ON NEXT PAGE]

#

Signed, sealed and delivered

LAKE WORTH GENERATION, LLC

In our presence:

________________/s/_____________

By:  ___________/s/_______________

Name: _________________________

Title:  ___________________________

_______________/s/______________

Name: _________________________

FLORIDA PUBLIC UTILITIES COMPANY

______________/s/_______________

By:  ______________/s/_____________

Name: _________________________

Title:  ____________________________

______________/s/_______________

Name: _________________________

CITY OF LAKE WORTH

______________/s/_______________

By:  _________________/s/__________

Name: _________________________

Rodney G. Romano, Mayor

______________/s/______________

Name: _________________________

Attest:

/s/

_________/s/_______________________

Name:

Pamela Lopez, City Clerk

____________/s/________________

Name: _________________________

#

THE AES CORPORATION

______________/s/_______________

                          By:  ___________/s/_______________

Name: _________________________

Title:  ____________________________

STATE OF VIRGINIA

COUNTY OF _Arlington________

The foregoing instrument was acknowledged before me this _____________________, by ______________________________, of _____________________________________________, a ___________________ corporation, on behalf of the corporation.  He/she is personally known to me or who has produced ______________________ as identification.

___________/s/__________________

Notary Signature

(Seal)

#

JOINDER BY ESCROW AGENT

The undersigned hereby joins in this Agreement for the purpose of accepting and consenting to the obligations of the Escrow Agent set forth in section 3 of this Agreement.

Witnesses:

______________/s/______________

         _____________/s/_______________ ("Escrow Agent")

Name: ________________________

By:  _________________________  Date: __________

______________/s/_______________

Name: _________________________

#

Exhibit "A"

to

Mutual Release Agreement

DRAWING CERTIFICATE

TO:

FLEET NATIONAL BANK

ATTN:

GLOBAL TRADE OPERATIONS - STANDBY UNIT

A.

THIS IS A DRAWING CERTIFICATE UNDER IRREVOCABLE LETTER OF CREDIT NO. IS1280134 (THE "LETTER OF CREDIT").

I, C. L. STEIN, AN AUTHORIZED REPRESENTATIVE OF FLORIDA PUBLIC UTILITIES COMPANY AND ITS ASSIGN(S), (COLLECTIVELY THE "COMPANY"), DO HEREBY CERTIFY TO FLEET NATIONAL BANK, THAT:  IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF (I) THAT CERTAIN GAS TRANSPORTATION AGREEMENT DATED AS OF JULY 21, 2000 BETWEEN THE COMPANY AND LAKE WORTH GENERATION LLC ("LWG") (THE "GAS TRANSPORTATION AGREEMENT"), THE AMOUNT DEMANDED HEREBY ON THE ATTACHED SIGHT DRAFT REPRESENTS THE AMOUNT THREE MILLION THREE HUNDRED NINETY-THREE THOUSAND EIGHT HUNDRED-THIRTEEN AND 71/100 U.S. DOLLARS (USD 3,393,813.71) DUE AND PAYABLE TO THE COMPANY BY  LWG AS THE RESULT OF THE TERMINATION OF GAS TRANSPORTATION AGREEMENT AND LWG'S FAILURE TO PAY THE AMOUNTS DUE AND OWING TO THE COMPANY AS A RESULT OF SUCH TERMINATION.    THIS DRAWING IS MADE PURSUANT TO IRREVOCABLE LETTER OF CREDIT NO. 1S1280134 ISSUED BY FLEET NATIONAL BANK TO THE COMPANY.

IN WITNESS WHEREOF, FLORIDA PUBLIC UTILITIES COMPANY HAS EXECUTED AND DELIVERED THIS DRAWING CERTIFICATE THIS 31st DAY OF MARCH, 2003.

FLORIDA PUBLIC UTILITIES COMPANY

ATTEST: __________________________

BY:  ________________________________

NAME:    __________________________

NAME: C. L. STEIN

TITLE:  ___________________________

TITLE:  CHIEF OPERATING OFFICER

  AND SENIOR VICE PRESIDENT

THIS DOCUMENT CONSISTS OF ONE PAGE.

 Exhibit "B"

to

Mutual Release Agreement

SIGHT DRAFT

DATE :

March 31, 2003

TO:

FLEET NATIONAL BANK

ATTN:

GLOBAL TRADE OPERATIONS - STANDBY UNIT

REFERENCE NO.:

1S1280134

RE:  FLEET NATIONAL BANK, IRREVOCABLE LETTER OF CREDIT NO. 1S1280134

ON SIGHT

PAY TO THE ORDER OF FLORIDA PUBLIC UTILITIES COMPANY OR ITS ASSIGN(S) (COLLECTIVELY THE "COMPANY") IN IMMEDIATELY AVAILABLE FUNDS THREE MILLION THREE HUNDRED NINETY-THREE THOUSAND EIGHT HUNDRED-THIRTEEN AND 71/100 U.S. DOLLARS (U. S. $3,393,813.71) ON THE FOLLOWING BUSINESS DAY, IF THIS SIGHT DRAFT IS PRESENTED PRIOR TO 3:00 P.M. EASTERN STANDARD TIME ON THE IMMEDIATELY PRECEDING BUSINESS DAY, PURSUANT TO IRREVOCABLE LETTER OF CREDIT NO. 1S1280134 OF FLEET NATIONAL BANK, BY TRANSFER TO GENERAL ACCOUNT NUMBER 005488080210   MAINTAINED BY THE COMPANY AT BANK OF AMERICA, N.A., WEST PALM BEACH, FLORIDA, ABA #063100277.

FLORIDA PUBLIC UTILITIES COMPANY

BY:

NAME:  C. L. STEIN

TITLE:  CHIEF OPERATING OFFICER

              AND SENIOR VICE PRESIDENT

Exhibit "C"

to

Mutual Release Agreement

(Florida Public Utilities Company letterhead)

March 31, 2003

VIA FAX (570) 330-3573 and VIA OVERNIGHT COURIER

Mr. Edward T. Roach

Fleet National Bank

Fleet Global Trade Operations/Energy

1 Fleet Way (Pod A) Floor 2

Scranton, PA 18507-1999

Phone: (570) 330-4312  Fax: (570) 330-3573

RE:

Request for LC Termination  - LC# 1S1280134

Dear Mr. Roach:

We acknowledge that LC# 1S1280134 issued by Fleet National Bank on July 6, 2001 (as amended August 28, 2001, October 23, 2001 and December 13, 2002) in favor of Florida Public Utilities Company is currently outstanding and was originally issued in relation to the obligations of Lake Worth Generation L.L.C. under the Gas Transportation Agreement between Lake Worth Generation L.L.C. and Florida Public Utilities Company dated as of July 21, 2000 (the “Existing LC”).

On March 31, 2003, FPUC transmitted to Fleet National Bank a Drawing Certificate and Sight Draft in the amount of $3,393,813.71 with respect to the Existing LC.  On and from the date of this letter, the Existing LC is hereby terminated in its entirety and we shall not in any circumstances whatsoever have any rights to claim upon such Existing LC.

Yours faithfully,

FLORIDA PUBLIC UTILITIES COMPANY

BY:  _____________________

NAME:  C. L. STEIN

TITLE:  Chief Operating Officer and Senior Vice President

                                                    Exhibit “D” to Mutual Release Agreement

March 31, 2003

VIA HAND DELIVERY

Mr. Edward T. Roach

Fleet National Bank

Fleet Global Trade Operations/Energy

1 Fleet Way (Pod A) Floor 2

Scranton, PA 18507-3573

Phone: (570) 330-4312 Fax: (570) 33003573

RE:  Partial Draw—LC#1S1280134

Dear Mr. Roach:

In connection with a draw by Florida Public Utilities Company (“FPUC”) on the above-referenced Letter of Credit in the amount of USD $3,393,813.71, FPUC and Lake Worth Generation, LLC (“LWG”) have engaged me to serve as Escrow Agent.  In that capacity, I am delivering to you a Drawing Certificate and a Sight Draft in that amount.  I am also delivering the original Letter of Credit for you to stamp and return to my designee, _______________, by hand.

At the time the wire transfer specified in the Sight Draft is made, I respectfully request that you provide the Federal wire tracking number associated with such transfer of funds by Fax to FPUC (Attention:  Cheryl Martin, Fax No. 561-833-8562) and to my designee, ____________________, by hand.

    Thank you for your assistance.

     Yours truly,

    ____________________________
   Kenneth Dodge, Esquire